UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-06325

BNY Mellon Midcap Index Fund, Inc.
(Exact name of Registrant as specified in charter)

c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street New York, New York 10286
(Address of principal executive offices) (Zip code)

Bennett A. MacDougall, Esq. 240 Greenwich Street New York, New York 10286
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6400

Date of fiscal year end:	10/31
Date of reporting period:	04/30/19

FORM N-CSR

Item 1.          Reports to Stockholders.

BNY Mellon Midcap Index Fund, Inc.

SEMIANNUAL REPORT April 30, 2019

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The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

BNY Mellon Midcap Index Fund, Inc.	The Fund

A LETTER FROM THE PRESIDENT OF BNY MELLON INVESTMENT ADVISER, INC.

Dear Shareholder:

We are pleased to present this semiannual report for BNY Mellon Midcap Index Fund, Inc. (formerly Dreyfus Midcap Index Fund, Inc.), covering the six-month period from November 1, 2018 through April 30, 2019. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

The U.S. and many other developed economies continued their pattern of moderate growth during the six months. Equity markets experienced a sharp sell-off in the fourth quarter of 2018, triggered in part by interest-rate increases, trade tensions and slowing global growth. The sell-off partially reduced prior gains on U.S. indices, while losses deepened in international developed and emerging markets. Global equities continued their general decline through the end of 2018. However, comments made in January by the U.S. Federal Reserve (the “Fed”) that it might slow the pace of interest-rate increases in 2019 helped stimulate a rebound across equity markets. In a similar stance, other central banks pledged to continue policies that support economic growth, helping to further ease investor concerns. Talk of a potential trade agreement between the U.S. and China also helped to buoy equity markets, which continued their upward trajectory through the end of the period.

Equity volatility and global growth concerns triggered a flight to quality in many areas of the bond market, raising Treasury prices and flattening the yield curve. Corporate bonds, however, were hindered somewhat by concerns about economic growth, resulting in widening spreads and lower prices through November. After encouraging comments by the Fed in January, bond markets rebounded, and most U.S. indices continued to post positive returns through the end of April.

We remain positive on the near-term economic outlook for the U.S. but will monitor relevant data for any signs of a change. As always, we encourage you to discuss the risks and opportunities in today’s investment environment with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

Renee LaRoche-Morris
President
BNY Mellon Investment Adviser, Inc.
June 3, 2019

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from November 1, 2018 through April 30, 2019, as provided by Thomas J. Durante, CFA, Karen Q. Wong, CFA, and Richard A. Brown, CFA, Portfolio Managers

Market and Fund Performance Overview

For the six-month period ended April 30, 2019, BNY Mellon Midcap Index Fund, Inc.’s (formerly Dreyfus Midcap Index Fund, Inc.) Class I shares produced a total return of 8.76%, and its Investor shares returned 8.63%.1 In comparison, the S&P MidCap 400® Index (the “Index”), the fund’s benchmark, produced a total return of 8.91% for the same period.2,3

Mid-cap stocks recovered from fourth-quarter 2018 volatility to advance during the reporting period, bolstered by strong economic fundamentals and supportive central bank policy. The difference in returns between the fund and the Index during the reporting period was primarily the result of transaction costs and operating expenses that are not reflected in the Index’s results.

The Fund’s Investment Approach

The fund seeks to match the performance of the Index. To pursue its goal, the fund generally is fully invested in stocks included in the Index and in futures whose performance is tied to the Index. The fund generally invests in all 400 stocks in the Index in proportion to their weighting in the Index.

The Index is an unmanaged index of 400 common stocks of medium-sized companies. S&P weights each company’s stock in the Index by its market capitalization (i.e., the share price times the number of shares outstanding), adjusted by the number of available float shares (i.e., those shares available to public investors). Companies included in the Index generally have market capitalizations ranging between approximately $1.6 billion and $6.8 billion, to the extent consistent with market conditions.

A Tale of Two Markets

Markets delivered two drastically different periods of behavior over the six-month reporting period, but gained ground over the period as a whole. Through the fourth quarter of 2018, many equity markets felt pressure from slowing global growth, escalating trade issues between the U.S. and China, Brexit difficulties, and additional geopolitical issues elsewhere in Europe and the emerging markets. Renewed articulation of hawkish narratives by U.S. Federal Reserve (“Fed”) officials alarmed investors and stoked volatility. In December, equities reached new lows for the year, as economic and political news continued to unnerve investors. Investors also feared the European Central Bank (ECB) would proceed with its plan to conclude stimulus measures in January, despite moderating growth rates.

January marked a turnaround in markets. Talk of a potential trade deal between the U.S. and China helped fuel investor optimism, as equity prices recovered. The ECB announced it would provide additional stimulus to support the Eurozone economy. China also announced plans to stoke its slowing economic growth rate. At its first meeting of the year, the Fed emphasized its focus on data as a primary driver for rate-hike decisions, and its ability to

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

suspend additional rate increases when the data is not supportive. These sentiments reassured investors of central bankers’ commitments to support flagging growth. The rebound continued through the month of January, and equity markets maintained an upward trajectory through the remainder of the reporting period.

In this environment, mid-cap stocks produced lower returns than their large-cap counterparts but outperformed small-cap equities.

Information Technology Stocks Lead the Market

The information technology sector led the Index’s various market segments during the reporting period. The semiconductor and semiconductor equipment industry led the sector, propelled upwards by strong demand growth for Internet-connected devices and artificial intelligence. Producers of battery-related technology also did well, particularly those that aid in reducing charging times for cars and other electronic equipment. Electronic equipment and software companies benefited from the trend towards digitalization and also posted strong results for the period. In the industrials sector, machinery propelled the sector upwards. Demand from China increased on government stimulus and optimism that trade disagreements may soon be resolved. Exports of tactical vehicles and meters and fluid pumps for buildings increased. Road and rail shippers have also benefited from the uptick in demand for these materials and have been able to increase their prices as a result. In the financials sector, insurance companies were the best performers. Insurers endured few catastrophic losses at the end of 2018 and beginning of 2019 and were able to cut expenses. In addition, losses resulting from the 2018 wildfires and hurricanes were less than expected. Brokerage companies also posted strong returns, benefiting from more assets under management and increased fee revenue.

Conversely, the energy sector trailed the broader market during the period. Oil prices were volatile during the period, hurting companies involved with shale oil. Organizations that make equipment for drilling, as well as the drilling companies themselves, were negatively affected. Large increases in production, coupled with a new drilling technique that did not perform as expected, caused a difficult environment. Investors are also concerned over future regulatory actions that may be passed by large importers, such as China and India, which would restrict the use of fossil fuels. Deepwater drillers are also underperforming due to high costs, which often cause them to suffer when oil prices are stagnant or falling. The health care sector also suffered, due in part to the health care providers and services industry, which is feeling the pinch of higher labor and benefit costs. Health care equipment and supplies also detracted. A handful of companies that make machinery aiding patients with epilepsy, migraines, and spinal-cord injuries experienced a downturn in sales.

Replicating the Performance of the Index

Although we do not actively manage the fund’s investments in response to macroeconomic trends, it is worth noting that while the U.S. economic picture continues to be supported by a strong labor market and sound corporate balance sheets, trade frictions and other geopolitical issues may have the potential to impact the markets. As always, we continue to monitor factors which affect the fund’s investments.

June 3, 2019

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

2 Source: Lipper Inc. — The S&P MidCap 400® Index provides investors with a benchmark for midsized companies. The index measures the performance of midsized companies, reflecting the distinctive risk and return characteristics of this market segment. Investors cannot invest directly in any index.

3 “Standard & Poor’s®,” “S&P®,” and “S&P MidCap 400®” are registered trademarks of Standard & Poor’s Financial Services LLC and have been licensed for use on behalf of the fund. The fund is not sponsored, endorsed, managed, advised, sold, or promoted by Standard & Poor’s and its affiliates and Standard & Poor’s and its affiliates make no representation regarding the advisability of investing in the fund.

Equities are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

The prices of mid-cap company stocks tend to be more volatile than the prices of large company stocks, mainly because these companies have less established and more volatile earnings histories. They also tend to be less liquid than larger company stocks.

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in BNY Mellon Midcap Index Fund, Inc. from November 1, 2018 to April 30, 2019. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended April 30, 2019

	Investor Shares	Class I
Expenses paid per $1,000†	$2.59	$1.29
Ending value (after expenses)	$1,086.30	$1,087.60

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended April 30, 2019

	Investor Shares	Class I
Expenses paid per $1,000†	$2.51	$1.25
Ending value (after expenses)	$1,022.32	$1,023.55

† Expenses are equal to the fund’s annualized expense ratio of .50% for Investor shares and .25% for Class I, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS

April 30, 2019 (Unaudited)

Description	Shares		Value ($)
Common Stocks - 99.0%
Automobiles & Components - 1.3%
Adient	150,434	[a]	3,475,025
Dana	249,739		4,869,910
Delphi Technologies	153,167	[a]	3,389,586
Gentex	453,328		10,440,144
Goodyear Tire & Rubber	402,402		7,730,142
Thor Industries	90,637		5,970,259
Visteon	49,739	[a]	3,283,769
			39,158,835
Banks - 8.0%
Associated Banc-Corp	288,678		6,550,104
BancorpSouth Bank	156,174		4,760,184
Bank of Hawaii	72,664		5,986,060
Bank OZK	208,235		6,798,873
Cathay General Bancorp	133,983		4,929,235
Chemical Financial	124,279		5,459,576
Commerce Bancshares	171,686		10,374,985
Cullen/Frost Bankers	109,217		11,106,277
East West Bancorp	250,750		12,908,610
First Financial Bankshares	114,751		7,059,482
First Horizon National	551,853		8,327,462
FNB	558,832		6,778,632
Fulton Financial	294,648		5,082,678
Hancock Whitney	146,718		6,417,445
Home BancShares	269,175		5,165,468
International Bancshares	96,020		3,981,949
LendingTree	12,907	[a]	4,966,872
New York Community Bancorp	810,824		9,429,883
PacWest Bancorp	211,878		8,379,775
Pinnacle Financial Partners	126,811		7,363,915
Prosperity Bancshares	115,427		8,500,044
Signature Bank	95,468		12,608,459
Sterling Bancorp	369,136		7,906,893
Synovus Financial	276,076		10,176,161
TCF Financial	284,361		6,292,909
Texas Capital Bancshares	86,422	[a]	5,594,096
Trustmark	113,050		4,065,278
UMB Financial	78,116		5,457,184
Umpqua Holdings	383,294		6,653,984
United Bankshares	179,665		7,050,055
Valley National Bancorp	576,897		6,045,881
Washington Federal	140,292		4,649,277

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Shares		Value ($)
Common Stocks - 99.0% (continued)
Banks - 8.0% (continued)
Webster Financial	160,451		8,524,762
Wintrust Financial	98,132		7,477,658
			242,830,106
Capital Goods - 10.6%
Acuity Brands	69,748		10,206,225
AECOM	272,031	[a]	9,221,851
AGCO	111,464		7,889,422
Carlisle	99,357		14,051,067
Colfax	163,076	[a]	4,920,003
Crane	87,797		7,467,135
Curtiss-Wright	74,199		8,454,234
Donaldson	221,172		11,841,549
Dycom Industries	54,281	[a]	2,691,795
EMCOR	97,107		8,170,583
EnerSys	73,351		5,075,156
GATX	64,792		4,997,407
Graco	287,929		14,756,361
Granite Construction	82,022		3,681,968
Hubbell	94,611		12,072,364
IDEX	131,404		20,585,751
ITT	152,420		9,229,031
KBR	244,774		5,438,878
Kennametal	141,422		5,755,875
Lennox International	62,212		16,887,447
Lincoln Electric Holdings	109,650		9,569,155
MasTec	106,827	[a]	5,410,788
MSC Industrial Direct, Cl. A	78,269		6,547,202
Nordson	89,451		13,055,373
NOW	186,148	[a]	2,721,484
nVent Electric	281,512		7,868,260
Oshkosh	121,475		10,032,620
Regal Beloit	75,101		6,389,593
Resideo Technologies	211,768	[a]	4,807,134
Teledyne Technologies	62,412	[a]	15,510,006
Terex	107,489		3,582,608
Timken	120,342		5,770,399
Toro	183,943		13,455,430
Trex	99,408	[a]	6,885,992
Trinity Industries	231,255		4,985,858
Valmont Industries	38,411		5,179,339
Watsco	55,879		8,855,145
Woodward	96,125		10,468,012
			324,488,500

Description	Shares		Value ($)
Common Stocks - 99.0% (continued)
Commercial & Professional Services - 2.2%
ASGN	90,400	[a]	5,698,816
Brink's	87,257		6,974,452
Clean Harbors	87,773	[a]	6,670,748
Deluxe	75,787		3,389,195
Healthcare Services Group	128,429		4,347,322
Herman Miller	103,721		4,026,449
HNI	75,331		2,765,401
Insperity	64,594		7,722,859
Manpowergroup	104,709		10,056,252
MSA Safety	60,940		6,697,915
Stericycle	146,738	[a]	8,568,032
			66,917,441
Consumer Durables & Apparel - 2.9%
Brunswick	150,926		7,728,920
Carter's	79,046		8,371,762
Deckers Outdoor	50,202	[a]	7,942,458
Helen of Troy	44,387	[a]	6,391,728
KB Home	149,580		3,875,618
NVR	5,880	[a]	18,536,582
Polaris Industries	99,361		9,578,400
Skechers, Cl. A	233,062	[a]	7,378,743
Tempur Sealy International	79,002	[a]	4,850,723
Toll Brothers	234,874		8,948,699
TRI Pointe	248,187	[a]	3,238,840
Tupperware Brands	83,497		1,987,229
			88,829,702
Consumer Services - 5.0%
Adtalem Global Education	102,237	[a]	5,042,329
Boyd Gaming	138,943		3,998,780
Brinker International	67,461		2,885,307
Caesars Entertainment	1,010,389	[a]	9,457,241
Cheesecake Factory	71,742		3,559,838
Churchill Downs	62,354		6,288,401
Cracker Barrel Old Country Store	41,825		7,057,550
Domino's Pizza	71,155		19,253,120
Dunkin' Brands Group	142,827		10,659,179
Eldorado Resorts	111,928	[a]	5,525,885
Graham Holdings, Cl. B	7,547		5,610,666
International Speedway, Cl. A	42,919		1,893,586
Jack in the Box	45,037		3,472,353
Marriott Vacations Worldwide	68,240		7,208,191
Papa John's International	38,350		1,961,986
Penn National Gaming	186,763	[a]	4,047,154

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Shares		Value ($)
Common Stocks - 99.0% (continued)
Consumer Services - 5.0% (continued)
Scientific Games	94,939	[a]	2,195,939
Service Corporation International	313,019		13,024,721
Six Flags Entertainment	124,857		6,628,658
Sotheby's	56,627	[a]	2,388,527
Texas Roadhouse	115,778		6,253,170
Weight Watchers International	66,617	[a]	1,360,319
Wendy's	315,472		5,870,934
Wyndham Destinations	163,823		7,136,130
Wyndham Hotels & Resorts	169,734		9,457,578
			152,237,542
Diversified Financials - 3.7%
Eaton Vance	199,684		8,300,864
Evercore, Cl. A	70,411		6,860,144
FactSet Research Systems	65,805		18,153,625
Federated Investors, Cl. B	166,024		5,101,918
Green Dot, Cl. A	81,732	[a]	5,212,050
Interactive Brokers Group, Cl. A	129,457		7,021,748
Janus Henderson Group	287,634		7,210,984
Legg Mason	148,631		4,971,707
MarketAxess Holdings	65,032		18,100,357
Navient	377,560		5,100,836
SEI Investments	226,004		12,305,918
SLM	753,079		7,651,283
Stifel Financial	124,076		7,403,615
			113,395,049
Energy - 3.5%
Apergy	134,384	[a]	5,333,701
Callon Petroleum	397,015	[a]	2,981,583
Chesapeake Energy	1,809,647	[a]	5,266,073
CNX Resources	350,690	[a]	3,142,182
Core Laboratories	76,900		4,874,691
Ensco Rowan, Cl. A	341,159		4,765,991
EQT	442,526		9,049,657
Equitrans Midstream	353,947		7,372,716
Matador Resources	179,571	[a]	3,535,753
McDermott International	312,460	[a]	2,527,801
Murphy Oil	283,027		7,709,655
Oasis Petroleum	459,577	[a]	2,803,420
Oceaneering International	169,102	[a]	3,246,758
Patterson-UTI Energy	374,389		5,087,947
PBF Energy, Cl. A	208,623		7,005,560
QEP Resources	412,503	[a]	3,102,023
Range Resources	359,690		3,251,598

Description	Shares		Value ($)
Common Stocks - 99.0% (continued)
Energy - 3.5% (continued)
SM Energy	177,360		2,825,345
Southwestern Energy	939,554	[a]	3,711,238
Transocean	880,358	[a]	6,919,614
World Fuel Services	115,519		3,563,761
WPX Energy	687,212	[a]	9,545,375
			107,622,442
Food & Staples Retailing - .4%
Casey's General Stores	63,678		8,427,783
Sprouts Farmers Market	219,960	[a]	4,711,543
			13,139,326
Food, Beverage & Tobacco - 1.9%
Boston Beer, Cl. A	14,801	[a]	4,588,458
Flowers Foods	316,221		6,874,645
Hain Celestial Group	155,035	[a]	3,382,864
Ingredion	116,723		11,059,504
Lancaster Colony	33,639		5,002,456
Post Holdings	115,325	[a]	13,006,353
Sanderson Farms	33,818		5,127,823
Tootsie Roll Industries	33,263		1,291,602
TreeHouse Foods	96,467	[a]	6,461,360
			56,795,065
Health Care Equipment & Services - 6.1%
Acadia Healthcare	153,399	[a]	4,911,836
Allscripts Healthcare Solutions	303,186	[a]	2,992,446
Amedisys	50,475	[a]	6,451,714
Avanos Medical	81,629	[a]	3,424,337
Cantel Medical	63,139		4,352,803
Chemed	27,858		9,103,437
Covetrus	165,708	[a]	5,446,822
Encompass Health	171,109		11,027,975
Globus Medical, Cl. A	132,352	[a]	5,967,752
Haemonetics	88,442	[a]	7,719,218
HealthEquity	93,537	[a]	6,337,132
Hill-Rom Holdings	116,392		11,804,477
ICU Medical	28,610	[a]	6,508,775
Inogen	30,664	[a]	2,676,967
Integra LifeSciences Holdings	123,072	[a]	6,423,128
LivaNova	84,710	[a]	5,835,672
Masimo	84,312	[a]	10,973,207
Medidata Solutions	106,446	[a]	9,616,332
MEDNAX	155,666	[a]	4,353,978
Molina Healthcare	107,931	[a]	13,991,096
NuVasive	88,551	[a]	5,366,191

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Shares		Value ($)
Common Stocks - 99.0% (continued)
Health Care Equipment & Services - 6.1% (continued)
Patterson	142,028		3,101,892
STERIS	146,206		19,150,062
Tenet Healthcare	144,770	[a]	3,170,463
West Pharmaceutical Services	128,153		15,864,060
			186,571,772
Household & Personal Products - .5%
Edgewell Personal Care	93,872	[a]	3,870,343
Energizer Holdings	110,973		5,314,497
Nu Skin Enterprises, Cl. A	95,744		4,870,497
			14,055,337
Insurance - 5.0%
Alleghany	25,087	[a]	16,479,149
American Financial Group	121,954		12,625,898
Brighthouse Financial	197,840	[a]	8,267,734
Brown & Brown	405,717		12,881,515
CNO Financial Group	278,732		4,613,015
First American Financial	193,310		11,030,269
Genworth Financial, Cl. A	862,162	[a]	3,267,594
Hanover Insurance Group	70,396		8,490,462
Kemper	105,896		9,517,932
Mercury General	46,974		2,526,262
Old Republic International	491,939		10,999,756
Primerica	74,715		9,734,617
Reinsurance Group of America	108,611		16,455,653
RenaissanceRe Holdings	73,123		11,360,389
WR Berkley	250,337		15,345,658
			153,595,903
Materials - 6.6%
Allegheny Technologies	216,498	[a]	5,395,130
AptarGroup	108,630		12,084,001
Ashland Global Holdings	108,702		8,753,772
Bemis	158,367		9,093,433
Cabot	104,422		4,738,670
Carpenter Technology	81,454		4,045,820
Chemours	289,662		10,430,729
Commercial Metals	205,703		3,556,605
Compass Minerals International	58,157		3,337,630
Domtar	109,319		5,345,699
Eagle Materials	79,600		7,236,436
Greif, Cl. A	44,729		1,767,690
Ingevity	71,407	[a]	8,212,519
Louisiana-Pacific	220,159		5,514,983
Minerals Technologies	61,627		3,868,327

Description	Shares		Value ($)
Common Stocks - 99.0% (continued)
Materials - 6.6% (continued)
NewMarket	15,339		6,435,938
Olin	287,587		6,237,762
Owens-Illinois	266,479		5,265,625
PolyOne	137,480		3,799,947
Reliance Steel & Aluminum	116,382		10,702,489
Royal Gold	113,280		9,862,157
RPM International	229,616		13,926,210
Scotts Miracle-Gro	68,298		5,806,696
Sensient Technologies	72,789		5,103,965
Silgan Holdings	134,414		4,024,355
Sonoco Products	172,592		10,883,652
Steel Dynamics	397,136		12,581,268
United States Steel	300,424		4,686,614
Valvoline	327,463		6,058,065
Worthington Industries	69,730		2,798,265
			201,554,452
Media & Entertainment - 2.4%
AMC Networks, Cl. A	78,341	[a]	4,575,898
Cable One	8,635		9,157,677
Cars.com	109,952	[a]	2,288,101
Cinemark Holdings	184,980		7,778,409
John Wiley & Sons, Cl. A	77,854		3,595,298
Live Nation Entertainment	239,233	[a]	15,631,484
Meredith	69,777		4,116,843
New York Times, Cl. A	245,727		8,145,850
TEGNA	370,677		5,901,178
World Wrestling Entertainment, Cl. A	74,807		6,272,567
Yelp	131,687	[a]	5,275,381
			72,738,686
Pharmaceuticals Biotechnology & Life Sciences - 2.9%
Bio-Rad Laboratories, Cl. A	34,814	[a]	10,476,577
Bio-Techne	65,319		13,363,614
Catalent	251,352	[a]	11,265,597
Charles River Laboratories International	83,170	[a]	11,682,890
Exelixis	517,122	[a]	10,166,619
Ligand Pharmaceuticals	35,470	[a]	4,463,899
Mallinckrodt	144,262	[a]	2,230,291
PRA Health Sciences	101,119	[a]	9,790,342
Prestige Consumer Healthcare	90,295	[a]	2,656,479
Syneos Health	104,867	[a]	4,921,408
United Therapeutics	75,816	[a]	7,776,447
			88,794,163

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Shares		Value ($)
Common Stocks - 99.0% (continued)
Real Estate - 9.7%
Alexander & Baldwin	116,232	[b]	2,745,400
American Campus Communities	236,991	[b]	11,185,975
Brixmor Property Group	517,557	[b]	9,253,919
Camden Property Trust	167,436	[b]	16,852,433
CoreCivic	206,235	[b]	4,291,750
CoreSite Realty	63,889	[b]	6,990,095
Corporate Office Properties Trust	187,363	[b]	5,223,680
Cousins Properties	724,491	[b]	6,933,379
CyrusOne	187,602	[b]	10,447,555
Douglas Emmett	279,190	[b]	11,499,836
EPR Properties	128,522	[b]	10,135,245
First Industrial Realty Trust	219,821	[b]	7,753,087
GEO Group	211,782	[b]	4,239,876
Healthcare Realty Trust	215,864	[b]	6,665,880
Highwoods Properties	180,066	[b]	8,027,342
Hospitality Properties Trust	286,126	[b]	7,439,276
JBG SMITH Properties	203,246	[b]	8,648,117
Jones Lang LaSalle	78,809		12,181,507
Kilroy Realty	174,258	[b]	13,402,183
Lamar Advertising, Cl. A	147,152	[b]	12,165,056
Liberty Property Trust	255,681	[b]	12,692,005
Life Storage	81,084	[b]	7,726,494
Mack-Cali Realty	157,828	[b]	3,674,236
Medical Properties Trust	660,243	[b]	11,527,843
National Retail Properties	280,091	[b]	14,738,388
Omega Healthcare Investors	353,930	[b]	12,525,583
Pebblebrook Hotel Trust	222,720	[b]	7,251,763
PotlatchDeltic	116,300	[b]	4,496,158
PS Business Parks	33,553	[b]	5,154,412
Rayonier	223,162	[b]	7,094,320
Realogy Holdings	203,335		2,647,422
Sabra Health Care	310,272	[b]	6,068,920
Senior Housing Properties Trust	409,522	[b]	3,288,462
Tanger Factory Outlet Centers	164,276	[b]	2,966,825
Taubman Centers	105,190	[b]	5,185,867
Uniti Group	308,318	[b]	3,388,415
Urban Edge Properties	196,570	[b]	3,650,305
Weingarten Realty Investors	205,607	[b]	5,950,267
			296,109,276
Retailing - 2.9%
Aaron's	116,545		6,490,391
American Eagle Outfitters	293,371		6,976,362
AutoNation	99,970	[a]	4,191,742

Description	Shares		Value ($)
Common Stocks - 99.0% (continued)
Retailing - 2.9% (continued)
Bed Bath & Beyond	237,316		3,965,550
Dick's Sporting Goods	126,992		4,698,704
Dillard's, Cl. A	31,936		2,186,019
Five Below	96,447	[a]	14,118,876
Murphy USA	52,117	[a]	4,454,440
Ollie's Bargain Outlet Holdings	89,741	[a]	8,582,829
Pool	68,307		12,550,728
Sally Beauty Holdings	208,700	[a]	3,693,990
Signet Jewelers	90,043		2,087,197
The Michaels Companies	155,503	[a]	1,747,854
Urban Outfitters	131,042	[a]	3,895,879
Williams-Sonoma	139,479		7,974,014
			87,614,575
Semiconductors & Semiconductor Equipment - 3.5%
Cirrus Logic	102,995	[a]	4,900,502
Cree	177,301	[a]	11,717,823
Cypress Semiconductor	625,714		10,749,767
First Solar	130,047	[a]	8,001,792
MKS Instruments	93,955		8,550,845
Monolithic Power Systems	67,866		10,567,415
Semtech	110,789	[a]	5,968,203
Silicon Laboratories	74,367	[a]	8,006,351
Synaptics	60,876	[a]	2,293,199
Teradyne	301,143		14,756,007
Universal Display	73,769		11,773,532
Versum Materials	187,863		9,802,691
			107,088,127
Software & Services - 6.9%
ACI Worldwide	201,899	[a]	7,171,452
Blackbaud	83,687		6,635,542
CACI International, Cl. A	42,831	[a]	8,349,475
CDK Global	216,303		13,047,397
Commvault Systems	66,950	[a]	3,521,570
CoreLogic	140,159	[a]	5,691,857
Fair Isaac	50,077	[a]	14,009,041
j2 Global	80,708		7,071,635
Leidos Holdings	253,465		18,624,608
Liveramp Holdings	118,306	[a]	6,900,789
LogMeIn	89,026		7,335,742
Manhattan Associates	112,632	[a]	7,597,028
MAXIMUS	111,596		8,219,045
Perspecta	245,907		5,675,534
PTC	184,796	[a]	16,718,494

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Shares		Value ($)
Common Stocks - 99.0% (continued)
Software & Services - 6.9% (continued)
Sabre	476,147		9,884,812
Science Applications International	88,624		6,642,369
Teradata	204,394	[a]	9,293,795
Tyler Technologies	66,391	[a]	15,396,737
Ultimate Software Group	54,905	[a]	18,154,338
WEX	74,555	[a]	15,678,916
			211,620,176
Technology Hardware & Equipment - 5.6%
Arrow Electronics	147,263	[a]	12,445,196
Avnet	188,057		9,141,451
Belden	68,335		3,796,009
Ciena	249,265	[a]	9,561,805
Cognex	297,916		15,023,904
Coherent	42,400	[a]	6,275,624
InterDigital	58,294		3,811,845
Jabil	247,896		7,488,938
Littelfuse	42,843		8,613,585
Lumentum Holdings	131,857	[a]	8,171,178
National Instruments	195,799		9,222,133
NCR	203,582	[a]	5,893,699
NETSCOUT Systems	120,243	[a]	3,535,144
Plantronics	57,092		2,939,096
SYNNEX	71,418		7,704,574
Tech Data	64,952	[a]	6,924,533
Trimble	434,533	[a]	17,737,637
Viasat	97,600	[a]	8,864,032
Vishay Intertechnology	227,481		4,506,399
Zebra Technologies, Cl. A	93,093	[a]	19,655,656
			171,312,438
Telecommunication Services - .2%
Telephone & Data Systems	160,140		5,105,263
Transportation - 2.7%
Avis Budget Group	111,681	[a]	3,970,260
Genesee & Wyoming, Cl. A	97,648	[a]	8,656,495
JetBlue Airways	526,964	[a]	9,775,182
Kirby	92,872	[a]	7,589,500
Knight-Swift Transportation Holdings	218,803		7,297,080
Landstar System	69,578		7,581,219
Old Dominion Freight Line	113,166		16,893,420
Ryder System	91,428		5,759,964
Werner Enterprises	76,447		2,560,974
XPO Logistics	187,347	[a]	12,754,584
			82,838,678

Description		Shares		Value ($)
Common Stocks - 99.0% (continued)
Utilities - 4.5%
ALLETE		88,654		7,220,868
Aqua America		360,553		14,083,200
Black Hills		93,029		6,768,790
Hawaiian Electric Industries		187,713		7,786,335
IDACORP		87,666		8,680,687
MDU Resources		338,894		8,862,078
National Fuel Gas		149,540		8,854,263
New Jersey Resources		154,017		7,713,171
NorthWestern		87,581		6,117,533
OGE Energy		345,537		14,630,037
ONE Gas		91,399		8,090,639
PNM Resources		138,682		6,440,392
Southwest Gas		92,226		7,672,281
Spire		87,544		7,370,329
UGI		300,809		16,397,099
				136,687,702
Total Common Stocks (cost $1,999,071,153)				3,021,100,556
		Principal Amount ($)
Short-Term Investments - .1%
U.S. Treasury Bills - .1%
2.42%, 6/6/19 (cost $1,601,182)		1,605,000	[c,d]	1,601,176
	1-Day Yield (%)	Shares
Investment Companies - .9%
Registered Investment Companies - .9%
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $27,635,871)	2.45	27,635,871	[e]	27,635,871
Total Investments (cost $2,028,308,206)		100.0%		3,050,337,603
Liabilities, Less Cash and Receivables		.0%		(218,307)
Net Assets		100.0%		3,050,119,296

a Non-income producing security.

b Investment in real estate investment trust within the United States.

c Held by a counterparty for open exchange traded derivative contracts.

d Security is a discount security. Income is recognized through the accretion of discount.

e Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Portfolio Summary (Unaudited) †	Value (%)
Financials	16.7
Information Technology	16.1
Industrials	15.5
Consumer Discretionary	12.1
Real Estate	9.7
Health Care	9.0
Materials	6.6
Utilities	4.5
Energy	3.5
Consumer Staples	2.8
Communication Services	2.5
Investment Companies	.9
Government	.1
100.0

† Based on net assets.

See notes to financial statements.

STATEMENT OF INVESTMENTS IN AFFILIATED ISSUERS (Unaudited)

Investment Companies	Value 10/31/18 ($)	Purchases ($)	Sales ($)	Value 4/30/19 ($)	Net Assets (%)	Dividends/ Distributions ($)
Registered Investment Companies:
Dreyfus Institutional Preferred Government Plus Money Market Fund	1,153,431	385,505,746	359,023,306	27,635,871.9		266,694
Investment of Cash Collateral for Securities Loaned:†
Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares	73,609,257	84,092,731	157,701,988	-	-	-
Dreyfus Institutional Preferred Government Plus Money Market Fund	-	176,101,866	176,101,866	-	-	-
Total	74,762,688	645,700,343	692,827,160	27,635,871.9		266,694

† Effective January 2, 2019, cash collateral for securities lending was transferred from Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares to Dreyfus Institutional Preferred Government Plus Money Market Fund.

See notes to financial statements.

STATEMENT OF FUTURES

April 30, 2019 (Unaudited)

Description	Number of Contracts	Expiration	Notional Value ($)	Value ($)	Unrealized Appreciation ($)
Futures Long
Standard & Poor's Midcap 400 E-mini	151	6/19	29,383,861	29,798,340	414,479
Gross Unrealized Appreciation				414,479

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES

April 30, 2019 (Unaudited)

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments:
Unaffiliated issuers	2,000,672,335	3,022,701,732
Affiliated issuers	27,635,871	27,635,871
Cash		15,032
Dividends, interest and securities lending income receivable		1,470,179
Receivable for shares of Common Stock subscribed		1,408,922
		3,053,231,736
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(b)		1,005,136
Payable for shares of Common Stock redeemed		2,039,882
Payable for futures variation margin—Note 4		54,653
Directors fees and expenses payable		12,769
		3,112,440
Net Assets ($)		3,050,119,296
Composition of Net Assets ($):
Paid-in capital		1,905,840,017
Total distributable earnings (loss)		1,144,279,279
Net Assets ($)		3,050,119,296

Net Asset Value Per Share	Investor Shares	Class I
Net Assets ($)	2,191,120,948	858,998,348
Shares Outstanding	64,104,128	25,209,370
Net Asset Value Per Share ($)	34.18	34.07

See notes to financial statements.

STATEMENT OF OPERATIONS

Six Months Ended April 30, 2019 (Unaudited)

Investment Income ($):
Income:
Cash dividends (net of $12,837 foreign taxes withheld at source):
Unaffiliated issuers	26,654,260
Affiliated issuers	266,694
Income from securities lending—Note 1(b)	586,519
Interest	21,358
Total Income	27,528,831
Expenses:
Management fee—Note 3(a)	3,738,660
Shareholder servicing costs—Note 3(b)	2,630,329
Directors’ fees—Note 3(a,c)	137,682
Loan commitment fees—Note 2	59,595
Interest expense—Note 2	7,774
Total Expenses	6,574,040
Less—Directors’ fees reimbursed by BNY Mellon Investment Adviser, Inc.—Note 3(a)	(137,682)
Net Expenses	6,436,358
Investment Income—Net	21,092,473
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	138,201,273
Net realized gain (loss) on futures	3,598,507
Net Realized Gain (Loss)	141,799,780
Net unrealized appreciation (depreciation) on investments	58,123,855
Net unrealized appreciation (depreciation) on futures	673,243
Net Unrealized Appreciation (Depreciation)	58,797,098
Net Realized and Unrealized Gain (Loss) on Investments	200,596,878
Net Increase in Net Assets Resulting from Operations	221,689,351

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended April 30, 2019 (Unaudited)	Year Ended October 31, 2018
Operations ($):
Investment income—net	21,092,473	42,541,015
Net realized gain (loss) on investments	141,799,780	313,844,577
Net unrealized appreciation (depreciation) on investments	58,797,098	(309,613,052)
Net Increase (Decrease) in Net Assets Resulting from Operations	221,689,351	46,772,540
Distributions ($):
Distributions to shareholders:
Investor Shares	(244,574,349)	(227,034,189)
Class I	(108,705,932)	(90,220,636)
Total Distributions	(353,280,281)	(317,254,825)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Investor Shares	156,875,622	472,594,320
Class I	113,142,544	281,173,080
Distributions reinvested:
Investor Shares	239,293,098	223,247,292
Class I	54,360,648	37,285,087
Cost of shares redeemed:
Investor Shares	(321,583,608)	(1,037,910,361)
Class I	(363,454,618)	(138,523,724)
Increase (Decrease) in Net Assets from Capital Stock Transactions	(121,366,314)	(162,134,306)
Total Increase (Decrease) in Net Assets	(252,957,244)	(432,616,591)
Net Assets ($):
Beginning of Period	3,303,076,540	3,735,693,131
End of Period	3,050,119,296	3,303,076,540
Capital Share Transactions (Shares):
Investor Shares[a,b]
Shares sold	4,785,782	12,438,710
Shares issued for distributions reinvested	8,423,813	5,983,133
Shares redeemed	(9,872,926)	(27,124,448)
Net Increase (Decrease) in Shares Outstanding	3,336,669	(8,702,605)
Class Ia,b
Shares sold	3,557,438	7,311,830
Shares issued for distributions reinvested	1,921,187	1,001,929
Shares redeemed	(11,214,732)	(3,633,568)
Net Increase (Decrease) in Shares Outstanding	(5,736,107)	4,680,191

[a]During the period ended October 31, 2018, 33,938 Class I shares representing $1,336,368 were automatically converted for 33,929 Investor shares.
[b]During the period ended April 30, 2019, 20,943 Class I shares representing $719,310 were exchanged for 20,898 Investor shares.
See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements.

Six Months Ended
April 30, 2019		Year Ended October 31,
Investor Shares	(Unaudited)	2018	2017	2016[a]	2015	2014
Per Share Data ($):
Net asset value, beginning of period	36.02	39.03	35.17	37.70	39.13	36.81
Investment Operations:
Investment income—net[b]	.22	.42	.32	.42	.39	.37
Net realized and unrealized gain (loss) on investments	2.05	(.11)	7.30	1.45	.81	3.64
Total from Investment Operations	2.27	.31	7.62	1.87	1.20	4.01
Distributions:
Dividends from investment income—net	(.44)	(.35)	(.38)	(.43)	(.40)	(.32)
Dividends from net realized gain on investments	(3.67)	(2.97)	(3.38)	(3.97)	(2.23)	(1.37)
Total Distributions	(4.11)	(3.32)	(3.76)	(4.40)	(2.63)	(1.69)
Net asset value, end of period	34.18	36.02	39.03	35.17	37.70	39.13
Total Return (%)	8.63[c]	.52	22.89	5.79	2.98	11.21
Ratios/Supplemental Data (%)
Ratio of total expenses to average net assets	.51[d]	.51	.51	.51	.51	.51
Ratio of net expenses to average net assets	.50[d]	.50	.50	.50	.50	.50
Ratio of net investment income to average net assets	1.33[d]	1.09	.88	1.23	1.00	.98
Portfolio Turnover Rate	7.26[c]	15.73	24.48	21.68	19.45	16.22
Net Assets, end of period ($ x 1,000)	2,191,121	2,189,027	2,711,092	3,191,813	3,303,416	3,572,418

a On August 31, 2016, the fund redesignated existing shares as Investor shares.

b Based on average shares outstanding.

c Not annualized.

d Annualized.

See notes to financial statements.

	Six Months Ended
	April 30, 2019	Year Ended October 31,
Class I Shares	(Unaudited)	2018	2017	2016[a]
Per Share Data ($):
Net asset value, beginning of period	36.00	39.01	35.18	36.39
Investment Operations:
Investment income—net[b]	.26	.50	.42	.02
Net realized and unrealized gain (loss) on investments	2.03	(.08)	7.28	(1.23)
Total from Investment Operations	2.29	.42	7.70	(1.21)
Distributions:
Dividends from investment income—net	(.55)	(.46)	(.49)	—
Dividends from net realized gain on investments	(3.67)	(2.97)	(3.38)	—
Total Distributions	(4.22)	(3.43)	(3.87)	—
Net asset value, end of period	34.07	36.00	39.01	35.18
Total Return (%)	8.76[c]	.79	23.17	(3.33)[c]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.26[d]	.26	.26	.26[d]
Ratio of net expenses to average net assets	.25[d]	.25	.25	.25[d]
Ratio of net investment income to average net assets	1.60[d]	1.31	1.10	.70[d]
Portfolio Turnover Rate	7.26[c]	15.73	24.48	21.68
Net Assets, end of period ($ x 1,000)	858,998	1,114,049	1,024,602	5,867

a From August 31, 2016 (commencement of initial offering) to October 31, 2016.

b Based on average shares outstanding.

c Not annualized.

d Annualized.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

BNY Mellon Midcap Index Fund, Inc. (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), is a non-diversified open-end management investment company. The fund’s investment objective is to seek to match the performance of the S&P’s MidCap 400® Index. BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

Effective June 3, 2019, the fund changed its name from Dreyfus Midcap Index Fund, Inc. to BNY Mellon Midcap Index Fund, Inc. In addition, The Dreyfus Corporation, the fund’s investment adviser and administrator, changed its name to “BNY Mellon Investment Adviser, Inc.”, MBSC Securities Corporation, the fund’s distributor, changed its name to “BNY Mellon Securities Corporation” and Dreyfus Transfer, Inc., the fund’s transfer agent, changed its name to “BNY Mellon Transfer, Inc.”

BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of the fund’s shares, which are sold without a sales charge. The fund is authorized to issue 300 million shares of $.001 par value Common Stock. The fund currently has authorized two classes of shares: Investor shares (200 million shares authorized) and Class I (100 million shares authorized). Investor shares are sold primarily to retail investors through financial intermediaries and bear Shareholder Services Plan fees. Class I shares are sold at net asset value per share generally to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. U.S. Treasury Bills are valued at the mean price between quoted bid prices and asked prices by an independent pricing service (the “Service”) approved by the fund’s Board of Directors (the “Board”). These securities are generally categorized within Level 2 of the fair value hierarchy.

The Service is engaged under the general oversight of the Board.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

Futures, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day and are generally categorized within Level 1 of the fair value hierarchy.

The following is a summary of the inputs used as of April 30, 2019 in valuing the fund’s investments:

	Level 1 - Unadjusted Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities— Common Stocks†	3,021,100,556	–	–	3,021,100,556
Investment Companies	27,635,871	–	–	27,635,871
U.S. Treasury	–	1,601,176	–	1,601,176
Other Financial Instruments:
Futures††	414,479	–	–	414,479

† See Statement of Investments for additional detailed categorizations.

†† Amount shown represents unrealized appreciation at period end, but only variation margin on exchanged traded and centrally cleared derivatives are reported in the Statement of Assets and Liabilities.

At April 30, 2019, there were no transfers between levels of the fair value hierarchy. It is the fund’s policy to recognize transfers between levels at the end of the reporting period.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of the Manager, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Adviser, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. During the period ended April 30, 2019, The Bank of New York Mellon earned $110,178 from lending portfolio securities, pursuant to the securities lending agreement.

(c) Affiliated issuers: Investments in other investment companies advised by the Adviser are considered “affiliated” under the Act.

(d) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended April 30, 2019, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended April 30, 2019, the fund did not incur any interest or penalties.

Each tax year in the three-year period ended October 31, 2018 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The tax character of distributions paid to shareholders during the fiscal year ended October 31, 2018 was as follows: ordinary income $46,320,445 and long-term capital gains $270,934,380. The tax character of current year distributions will be determined at the end of the current fiscal year.

(f) New Accounting Pronouncements: In August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The update provides guidance that eliminates, adds and modifies certain disclosure requirements for fair value measurements. ASU 2018-13 will be effective for fiscal years beginning after December 15, 2019. Management is currently assessing the potential impact of these changes to future financial statements.

NOTE 2—Bank Lines of Credit:

The fund participates with other long-term open-end funds managed by the Adviser in a $1.030 billion unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by The Bank of New York Mellon (the “BNYM Credit Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $830 million and is available to all long-term open-ended funds, including the fund, and (ii) Tranche B is in amount equal to $200 million and is available only to BNY Mellon Floating Rate Income Fund, a series of BNY Mellon Investment Funds IV, Inc. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended April 30, 2019 was approximately $468,000 with a related weighted average annualized interest rate of 3.35%.

NOTE 3—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with the Adviser, the management fee is computed at the annual rate of .25% of the value of the fund’s average daily net assets and is payable monthly. Out of its fee, the Adviser pays all of the expenses of the fund except management fees, Shareholder Services Plan fees, brokerage fees and commissions, taxes, interest expense, commitment fees on borrowings, fees and expenses of the interested Directors (including counsel fees) and extraordinary expenses. In addition, the Adviser required to reduce its fee in an amount equal to the fund’s allocable portion of fees and expenses of the non-interested Directors (including counsel fees). During the period ended April 30, 2019, fees reimbursed by BNY Mellon Investment Adviser, Inc. amounted to $137,682.

(b) Under the Shareholder Services Plan, Investor shares pay the Distributor at an annual rate of .25% of the value of its average daily net

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts, such as recordkeeping and sub-accounting services. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended April 30, 2019, the fund was charged $2,630,329 pursuant to the Shareholder Services Plan.

The components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Statement of Assets and Liabilities consist of: management fees $623,546 and Shareholder Services Plan fees $448,075, which are offset against an expense reimbursement currently in effect in the amount of $66,485.

(c) Each Board member also serves as a Board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and futures, during the period ended April 30, 2019, amounted to $218,538,762 and $666,832,452, respectively.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. Each type of derivative instrument that was held by the fund during the period ended April 30, 2019 is discussed below.

Futures: In the normal course of pursuing its investment objective, the fund is exposed to market risk, including equity price risk, as a result of changes in value of underlying financial instruments. The fund invests in futures in order to manage its exposure to or protect against changes in the market. A futures contract represents a commitment for the future purchase or a sale of an asset at a specified date. Upon entering into such contracts, these investments require initial margin deposits with a counterparty, which consist of cash or cash equivalents. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses which are recorded in the Statement of Operations. When the contracts are closed, the fund recognizes a realized gain or loss which is reflected in the Statement of Operations. There is minimal counterparty credit risk to the fund with futures since they are exchange traded, and the exchange guarantees the futures against default. Futures open at April 30, 2019 are set forth in the Statement of Futures.

The following summarizes the average market value of derivatives outstanding during the period ended April 30, 2019:

Average Market Value ($)
Equity futures	31,438,227

At April 30, 2019, accumulated net unrealized appreciation on investments inclusive of derivative contracts was $1,022,443,876, consisting of $1,178,055,494 gross unrealized appreciation and $155,611,618 gross unrealized depreciation.

At April 30, 2019, the cost of investments inclusive of derivative contracts for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Directors held on March 12-13, 2019, the Board considered the renewal of the fund’s Management Agreement pursuant to which the Adviser provides the fund with investment advisory and administrative services (the “Agreement”). The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Adviser. In considering the renewal of the Agreement, the Board considered all factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to it at the meeting and in previous presentations from representatives of the Adviser regarding the nature, extent, and quality of the services provided to funds in the BNY Mellon fund complex. The Adviser provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. The Adviser also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the BNY Mellon fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or the Adviser) and the Adviser’s corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that the Adviser also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered the Adviser’s extensive administrative, accounting and compliance infrastructures. The Board also considered portfolio management’s brokerage policies and practices (including policies and practices regarding soft dollars) and the standards applied in seeking best execution.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, which included information comparing (1) the fund’s performance with the performance of a group of comparable funds (the “Performance Group”) and with a broader group of funds (the “Performance Universe”), all for various periods ended January 31, 2019, and (2) the fund’s actual and contractual management fees and total expenses with those of a group of comparable funds (the “Expense Group”) and with a broader group of funds (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Broadridge as of the date of its analysis. The Adviser previously had furnished the Board with a description of the methodology Broadridge used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Representatives of the Adviser stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations and policies that may be applicable to the fund and comparison funds. The Board discussed with representatives of the Adviser and/or its affiliates the results of the comparisons and considered that the fund’s total return performance was at the Performance Group median for all periods, except for the one-, two- and ten-year periods when it was below the median, and above the Performance Universe median for all periods. The Board considered the relative proximity of the fund’s performance to the Performance Group median in the periods when performance was below median. The Adviser also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons. Taking into account the fund’s “unitary” fee structure, the Board considered that the fund’s contractual management fee was above the Expense Group median and the fund’s actual management fee and total expenses were above the Expense Group and Expense Universe medians.

Representatives of the Adviser reviewed with the Board the management or investment advisory fees (1) paid by funds advised or administered by the Adviser that are in the same Lipper category as the fund and (2) paid to the Adviser, or the primary employer of the fund’s primary portfolio manager(s) that is affiliated with the Adviser, for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients. They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors, noting the fund’s “unitary” fee structure. The Board considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness of the fund’s management fee.

Analysis of Profitability and Economies of Scale. Representatives of the Adviser reviewed the expenses allocated and profit received by the Adviser and its affiliates and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to the Adviser and its affiliates for managing the funds in the BNY Mellon fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not unreasonable, given the services rendered and service levels provided by the Adviser. The Board also had been provided with information prepared by an independent consulting firm regarding the Adviser’s approach to allocating costs to, and determining the profitability of, individual funds and the entire BNY Mellon fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited) (continued)

The Board considered, on the advice of its counsel, the profitability analysis (1) as part of its evaluation of whether the fees under the Agreement, considered in relation to the mix of services provided by the Adviser, including the nature, extent and quality of such services, supported the renewal of the Agreement and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Representatives of the Adviser stated that a discussion of economies of scale is predicated on a fund having achieved a substantial size with increasing assets and that, if a fund’s assets had been stable or decreasing, the possibility that the Adviser may have realized any economies of scale would be less. Representatives of the Adviser also stated that, as a result of shared and allocated costs among funds in the BNY Mellon fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to the Adviser from acting as investment adviser and took into consideration the soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreement. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

• The Board concluded that the nature, extent and quality of the services provided by the Adviser are adequate and appropriate.

• The Board was satisfied with the fund’s performance.

• The Board concluded that the fee paid to the Adviser continued to be appropriate under the circumstances and in light of the factors and the totality of the services provided as discussed above.

• The Board determined that the economies of scale which may accrue to the Adviser and its affiliates in connection with the management of the fund had been adequately considered by the Adviser in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreement, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with the Adviser and its affiliates, of the Adviser and the services provided to the fund by the Adviser. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreement, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for this fund had the benefit of a number of years of reviews of the Agreement for the fund, or substantially similar agreements for other BNY Mellon funds that the Board oversees, during which lengthy discussions took place between the Board and representatives of the Adviser. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the fund’s arrangements, or substantially similar arrangements for other BNY Mellon funds that the Board oversees, in prior years. The Board determined to renew the Agreement.

For More Information

BNY Mellon Midcap Index Fund, Inc.
240 Greenwich Street
New York, NY 10286

Adviser

BNY Mellon Investment Adviser, Inc.
240 Greenwich Street
New York, NY 10286

Custodian

The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

BNY Mellon Transfer, Inc.
240 Greenwich Street
New York, NY 10286

Distributor

BNY Mellon Securities Corporation
240 Greenwich Street
New York, NY 10286

Ticker Symbols:	Investor: PESPX Class I: DMIDX

Telephone Call your financial representative or 1-800-373-9387

Mail The BNY Mellon Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@bnymellon.com

Internet Information can be viewed online or downloaded at www.bnymellonim.com/us

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.bnymellonim.com/us and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

© 2019 BNY Mellon Securities Corporation 0113SA419

Item 2.          Code of Ethics.

                      Not applicable.

Item 3.          Audit Committee Financial Expert.

                      Not applicable.

Item 4.          Principal Accountant Fees and Services.

                      Not applicable.

Item 5.          Audit Committee of Listed Registrants.

                      Not applicable.

Item 6.          Investments.

(a)                 Not applicable.

Item 7.          Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

                      Not applicable.

Item 8.          Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.          Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

                      Not applicable.

Item 10.        Submission of Matters to a Vote of Security Holders.

                      There have been no material changes to the procedures applicable to Item 10.

Item 11.        Controls and Procedures.

(a)          The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)          There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.               Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.        Exhibits.

(a)(1)     Not applicable.

(a)(2)     Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)     Not applicable.

(b)          Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

BNY Mellon Midcap Index Fund, Inc.

By:         /s/ Renee LaRoche-Morris

              Renee LaRoche-Morris

              President (Principal Executive Officer)

Date:      June 25, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:         /s/ Renee LaRoche-Morris

              Renee LaRoche-Morris

              President (Principal Executive Officer)

Date:      June 25, 2019

By:         /s/ James Windels

              James Windels

              Treasurer (Principal Financial Officer)

Date:      June 25, 2019

EXHIBIT INDEX

(a)(2)     Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)          Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)